| We shop. You save. 1st Quarter Fiscal 2025 Earnings Conference Call Presentation November 4, 2024 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: impacts of the COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to regain and maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, which is a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding these non-GAAP measures, please see today’s press release. See below beginning on slide 14 for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures. Disclaimer 2

| We shop. You save. • Senior ◦ Strong agent retention and high tenured agent mix heading into AEP ◦ Solid close rates and agent productivity in the first few weeks of AEP • Healthcare Services ◦ Positive Adjusted EBITDA* for a sixth consecutive quarter despite continued growth investment ◦ SelectRx ended 1Q with over 86k members representing growth of 64% year-over-year 1Q Earnings Highlights *See "Non-GAAP Financial Measures" section on slide 2 $ in millions 1Q25 1Q24 Revenue $292.3 $232.7 Adjusted EBITDA* $(1.7) $(11.4) Financial Results• Consolidated Company Highlights ◦ Delivered year-over-year revenue growth of 26% at a Rev to CAC of 4.6X ◦ Higher Adjusted EBITDA* year-over-year during traditional investment quarter ◦ Raising FY2025 guidance ranges for Revenue, Adjusted EBITDA* and Net Income 3

AEP Readiness

	Agents	Marketing	Technology	Carriers
Preparation	Strong agent retention throughout 2023 and 2024 Entering AEP with the most tenured agent force in recent years	Utilizing early carrier plan data to strategically deploy marketing investments Proactive outreach to existing customers	Expanded use of AI: • Call screening and prioritization • Call monitoring and quality assurance • Back-end automation	Carrier data helped proactively prioritize beneficiaries Policy terminations and benefit curtailment elevated this year
Initial Observations	Healthy and stable close rates Strong agent productivity	Significant initial call volume for both new and re-shop policyholders Efficient early volume per marketing dollar invested	Continue to leverage data and processing power to drive best returns on customer acquisition	SelectQuote's unbiased agents and true choice model designed to serve consumers Model alignment with policyholder & carrier

SELECTQUOTE | We shop. You save.

4

Executing on Recapitalization Plan

On October 15th, SelectQuote closed a $100M investment grade rated securitization transaction

Extended Maturities

Sept'25
Previous term debt maturity

Sept'27
Extended term debt maturity

Sept'28
Term debt maturity after milestone payments are achieved

Lower Cost of Capital

Annual interest rate savings of **~$5M**



>14%
500+ bps
<9%
Term Debt
Securitized Debt

Future Optionality

Lays foundation for potential **future warehouse financing and securitization deals**



~85%
~15%
$100m
Receivables Balance
Securitized Proceeds
Not Pledged
Pledged

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5

Priority to Improve Capital Flexibility

SelectQuote's model has delivered strong operating results over the past 11 quarters, but growth and profitability have been hindered by high leverage and cost of capital. Our top priority is to eliminate that headwind in fiscal 2025.

Operational Highlights

26%

YoY Consolidated Revenue Growth

4.6x

Enterprise Rev/CAC***

>90%

Tenured Agent mix

86k

SelectRx members at the conclusion of Q1

*****The revenue to customer acquisition cost ("CAC") multiple represents total revenue as a multiple of total marketing acquisition costs for the Senior and Healthcare Services divisions, which represents the direct costs of acquiring leads.

Initial Progress to Improve Capital Flexibility



$688
$573**
5.9x***
4.5x****
Target term debt leverage in the 2-3x EBITDA range
6/30/24
Post-Securitization
Future State
Term Debt Balance
Term Debt to Adj EBITDA*

*See "Non-GAAP Financial Measures" section on slide 2
**Excludes securitized (Non-Recourse) debt
***Based on LTM Adjusted EBITDA as of 6/30/24
****Based on LTM Adjusted EBITDA as of 9/30/24

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6

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $(11) $(2) 1Q24 1Q25 Consolidated Financial Summary $233 $292 1Q24 1Q25 *See "Non-GAAP Financial Measures" section on slide 2 7

| We shop. You save. Total Approved Policies 000s MA LTV SelectQuote Senior KPIs $761 $812 1Q24 1Q25 110 105 98 92 12 13 MA Other 1Q24 1Q25 8

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM Senior Financial Summary $90 $93 1Q24 1Q25 $(1) $8 1Q24 1Q25 *See "Non-GAAP Financial Measures" section on slide 2 9

| We shop. You save. SELECTRX Members 1Q24 2Q24 3Q24 4Q24 1Q25 — 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Revenue & Adjusted EBITDA* $MM 10 $2 $3 $2 $1 $5 $97 $112 $124 $145 $156 1Q24 2Q24 3Q24 4Q24 1Q25 Healthcare Services KPIs REVENUE ADJUSTED EBITDA* *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. $38 $39 1Q24 1Q25 $5 $6 1Q24 1Q25 Life Financial Summary 11 *See "Non-GAAP Financial Measures" section on slide 2 Revenue $MM Adjusted EBITDA* $MM 15%14%Margin %

| We shop. You save. Raising FY25 Financial Guidance REVENUE 12 +12% YoY At the Midpoint $1.425B ADJUSTED EBITDA** NET INCOME (LOSS) to $1.525B $100M to $130M $(59)M to $3M +(2)% YoY At the Midpoint +18% YoY At the Midpoint from $90 million to $120 million* from $(42) million to $(6) million* *Original FY25 Guidance provided on September 13, 2024 **See "Non-GAAP Financial Measures" above on slide 2. from $1.4 billion to $1.5 billion*

| We shop. You save. Supplemental Information 13

| We shop. You save. Adjusted EBITDA to Loss before income tax expense (benefit) Reconciliation 1Q FY 2025 (in thousands) Senior Healthcare Services Life Total Adjusted Segment EBITDA $ 7,724 $ 4,878 $ 5,960 $ 18,562 All other Adjusted EBITDA 3,797 Corporate & elimination of intersegment profits (24,042) Adjusted EBITDA (1,683) Share-based compensation expense (3,846) Transaction costs (826) Depreciation and amortization (5,599) Loss on disposal of property, equipment, and software, net (35) Interest expense, net (23,031) Loss before income tax expense (benefit) $ (35,020) 14 1Q FY 2024 (in thousands) Senior Healthcare Services Life Total Adjusted Segment EBITDA $ (1,335) $ 2,322 $ 5,240 $ 6,227 All other Adjusted EBITDA 3,319 Corporate & elimination of intersegment profits (20,922) Adjusted EBITDA (11,376) Share-based compensation expense (3,175) Transaction costs (1,904) Depreciation and amortization (5,989) Loss on disposal of property, equipment, and software, net (9) Interest expense, net (21,397) Loss before income tax expense (benefit) $ (43,850)

| We shop. You save. (in thousands) Range Net income (loss) $ (59,000) $ 3,000 Income tax expense $ 13,000 $ 1,000 Interest expense, net $ 100,000 $ 90,000 Depreciation and amortization $ 24,000 $ 20,000 Share-based compensation expense $ 16,000 $ 13,000 Transaction costs $ 6,000 $ 3,000 Adjusted EBITDA $ 100,000 $ 130,000 Net Income (Loss) to Adjusted EBITDA Reconciliation FY25 Guidance 15

| We shop. You save. SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (877) 678-4086 Investor Relations investorrelations@selectquote.com 16